UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 22, 2006

Merrimac Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Fairfield Place, West Caldwell, New Jersey		07006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.

On June 22, 2006, pursuant to the 2006 Non-Employee Directors’ Stock Plan (the ‘‘Stock Plan’’) of Merrimac Industries, Inc. (the ‘‘Company’’), the Company granted 1,500 shares of common stock, par value of $0.01 per share (‘‘Common Stock’’), to each of seven non-employee directors as compensation for their services to the Company in fiscal year 2006. No cash consideration was received by the Company in connection with these stock grants. Such shares were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), by reason of Section 4(2) of the Securities Act. A copy of the Stock Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On June 22, 2006, pursuant to the 2006 Stock Option Plan (the ‘‘Option Plan’’) of the Company, the Company granted options to purchase 2,500 shares of Common Stock to each of seven non-employee directors. Mason N. Carter, President, Chief Executive Officer and director of the Company, received a grant of options to purchase 35,000 shares of Common Stock, and each of three additional executive officers received a grant of options to purchase 10,000 shares of Common Stock. These options were granted as compensation for the directors’ and officers’ services to the Company in fiscal year 2006. All of the foregoing options expire on June 21, 2016, and they vest and become exercisable in three equal installments on each of the first three anniversaries of the grant date. No cash consideration was received by the Company in connection with these option grants. The exercise price of the options is $9.52 per share, which was the closing price of the Company’s Common Stock on the day prior to the date of grant. Such options were issued in a transaction exempt from registration under the Securities Act by reason of Section 4(2) of the Securities Act. A copy of the Option Plan is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

The exhibits listed as follows are filed as part of this Report:

10.1    Merrimac Industries, Inc. 2006 Non-Employee Directors’ Stock Plan (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2006).

10.2    Merrimac Industries, Inc. 2006 Stock Option Plan (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2006).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.
By: /s/ Robert V. Condon Name: Robert V. Condon Title: Vice President, Finance and Chief Financial Officer

Date: June 26, 2006